SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2017

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On August 18, 2017, Youngevity International, Inc. (the “Company”), closed the final tranche of its private placement offering (the “Offering”) pursuant to which the Company offered for sale a minimum of $100,000 of units up to a maximum of $10,000,000 of units, with each unit (a “Unit”) consisting of: (i) a three (3) year convertible note in the principal amount of $25,000 (the “Note or Notes”) initially convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at $4.60 per share (subject to adjustment); and (ii) Series D Warrant (the “Class D Warrant” or “Warrant(s)”), exercisable to purchase 50% of the number of shares issuable upon conversion of the Note at an exercise price equal to $5.56. On August 18, 2017, the Company entered into a Note Purchase Agreement with fifteen (15) accredited investors pursuant to which the Company raised gross cash proceeds of $954,000 in the Offering and sold Notes in the aggregate principal amount of $954,000, convertible into 207,391 shares of the Company’s Common Stock, at a conversion price of $4.60 per share, subject to adjustment as provided therein; and Warrants to purchase 103,696 shares of Common Stock at an exercise price of $5.56. The Company intends to use the proceeds for working capital purposes. For twelve (12) months following the Closing, the investors have the right to participate in any future equity financings by the Company up to their pro rata share of the maximum offering amount in the aggregate.

Prior to this closing, the Company raised gross proceeds of $2,100,000 in the initial closing of the Offering and sold units consisting of Notes in the aggregate principal amount of $2,100,000 convertible into 456,522 shares of the Company’s Common Stock, at a conversion price of $4.60 per share, subject to adjustment as provided therein; and Warrants to purchase 228,261 shares of Common Stock at an exercise price of $5.56. In addition, as part of the Offering, three (3) investors in the Company’s 2015 private placement (the “Prior Investors”), converted their 8% Series C Convertible Notes in the aggregate principal amount of $4,200,349 together with accrued interest thereon into new convertible notes for an equal principal amount, convertible into 913,119 shares of Common Stock and Series D warrants to purchase an aggregate of 456,560 shares of Common Stock. The new note will carry the same interest rate as the prior note. The Prior Investors also agreed to exchange their Series A Warrants dated October 26, 2015 to purchase an aggregate of 279,166 shares of Common Stock for a new Series D warrant to purchase an aggregate of 182,065 shares of Common Stock.

The Notes bear interest at a rate of eight percent (8%) per annum. The Company has the right to prepay the Notes at any time after the one year anniversary date of the issuance of the Notes at a rate equal to 110% of the then outstanding principal balance and accrued interest. The Notes automatically convert to Common Stock if prior to the maturity date the Company sells Common Stock, preferred stock or other equity-linked securities with aggregate gross proceeds of no less than $3,000,000 for the purpose of raising capital. The Notes provide for full ratchet price protection for a period of nine months after their issuance and thereafter weighted average price adjustment.

The Warrants contain cashless exercise provisions in the event a registration statement registering the Common Stock underlying the Warrants has not been declared effective by the Securities and Exchange Commission (the “SEC”) by specified dates and customary anti-dilution protection and registration rights. The Warrants expire thirty-six (36) months from the date of the closing and have an initial exercise price of $5.56 per share.

In connection with the Offering, the Company also entered into a registration rights agreement with the investors in the Offering (the “Registration Rights Agreement”). The Registration Rights Agreement requires that the Company file a registration statement (the “Initial Registration Statement”) with the SEC within ninety (90) days of the final closing date of the Offering (the “Filing Date”) for the resale by the investors of all of the Common Shares underlying the Notes and the Warrants and all shares of Common Stock issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect thereto (the “Registrable Securities”).  The Initial Registration Statement must be declared effective by the SEC on the later of 180 days of the final closing date of the Offering or, if the registration statement receives a full review by the SEC, 210 days of the final closing date (the “Effectiveness Date”) subject to certain adjustments. Upon the occurrence of certain events (each an “Event”), including, but not limited to, that the Initial Registration Statement is not filed prior to the Filing Date or declared effective by the Effectiveness Date, the Company will be required to pay to the investors liquidated damages of 1.0% of their respective aggregate purchase price upon the date of the Event and then monthly thereafter until the Event is cured. In no event may the aggregate amount of liquidated damages payable to each of the Purchasers exceed in the aggregate 10% of the aggregate purchase price paid by such Purchaser for the Registrable Securities.

The Company paid TriPoint Global Equities, LLC an additional placement fee in connection with the second closing of $59,240, excluding legal expenses. The Company also has agreed to issue to the Placement Agent three-year warrants to purchase 19,314 shares of Common Stock at an exercise price of $5.56 per share as a placement agent fee in connection with the second closing.

The foregoing descriptions of the Note Purchase Agreement, the Notes, the Warrants, and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Note Purchase Agreement, Notes, the Warrants, and the Registration Rights Agreement (herein, the “Transaction Documents”), copies of each of which were filed as Exhibit Items 4.1, 4.2, 4.3, and 4.4, respectively, to the Company’s Current Report on Form 8-K, dated August 3, 2017.

Item 2.03.    Creation of a Direct Financial Obligation of an Obligation Under an Off Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 3.02.    Unregistered Sales of Equity Securities.

The Notes and Warrants, including the Warrants issued to the Placement Agent in the Offering, as well as the shares of Common Stock issued to the Placement Agent and the shares of Common Stock issuable upon conversion of the Notes and acquirable upon exercise of the Warrants, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Name of Exhibit

4.1
Form of Note Purchase Agreement (Incorporated by reference as Exhibit 4.1 to the Company’s Current Report on Form 8-K, File No. 000-54900, filed with the Securities and Exchange Commission on August 3, 2017)

4.2	Form of Convertible Note (Incorporated by reference as Exhibit 4.2 to the Company’s Current Report on Form 8-K, File No. 000-54900, filed with the Securities and Exchange Commission on August 3, 2017)
4.3	Form of Series D Warrant (Incorporated by reference as Exhibit 4.3 to the Company’s Current Report on Form 8-K, File No. 000-54900, filed with the Securities and Exchange Commission on August 3, 2017)
4.4
Form of Registration Rights Agreement (Incorporated by reference as Exhibit 4.4 to the Company’s Current Report on Form 8-K, File No. 000-54900, filed with the Securities and Exchange Commission on August 3, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: August 21, 2017	By: /s/ David Briskie
Name: David Briskie
Title: Chief Financial Officer